Exhibit 99.1

Deloitte & Touche LLP
Suite 250
Key Bank Tower
50 Fountain Plaza
Buffalo, New York  14202

Tel. (716) 843-7200
Fax. (716) 856-7760
www.us.deloitte.com



June 14, 2002

Mr. Edward E. Babcock, Jr.
Vice President, Finance
Adelphia Business Solutions, Inc.
One North Main Street
Coudersport, PA  16915-1114

Dear Mr. Babcock:

This is to confirm that the client-auditor relationship between Adelphia Business Solutions, Inc. (Commission File No 000-21605) and Deloitte & Touche LLP has ceased.

Yours truly,

/s/ Deloitte & Touche LLP





cc:   Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 11-3
      450 5th Street, N.W.
      Washington, D.C. 20549

      Mr. Patrick Lynch, Chairman of the Audit Committee